EXHIBIT 99.1

                              MARKETING MEMORANDUM
                                 5/24/98 8:00 AM


                   RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-1


            $75,030,000 CLASS A-1, ASSET BACKED NOTES, SERIES 1999-1 $50,000,000 CLASS A-2, ASSET BACKED NOTES, SERIES 1999-1



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets Corp. (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                        [FIRST UNION LOGO APPEARS HERE]

                        FIRST UNION CAPITAL MARKETS CORP.

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FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 2
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SUMMARY OF TERMS

                       $75,030,000 CLASS A-1, Asset Backed Notes, Series 1999-1
                          (the "Class A-1 Notes")
                       $50,000,000 CLASS A-2, Asset Backed Notes, Series 1999-1
                          (the "Class A-2 Notes")


ISSUER:                   RBMG Funding Co. Mortgage Loan Trust 1999-1.

COLLATERAL:               Adjustable rate and fixed rate mortgage loans.

SELLER:                   Resource Bancshares Mortgage Group, Inc. or "RBMG".

SERVICER:                 RBMG

SUB-SERVICER:             Ocwen Federal Bank FSB.

SECURITIES OFFERED:

SECURITIES                       CLASS A-1                       CLASS A-2
----------                       ---------                       ---------
Amount:                          $75,030,000                     $50,000,000

Security Type:                   Floating-rate                   Floating-rate

Cut-Off Date:                    June 1, 1999                    June 1, 1999

Index:                           One month LIBOR                 One month LIBOR

Prepayment Assumptions (PPA):    100%  PPA equals                100% PPA equals
                                 27% CPR for Adjustable Rate     27% CPR for Adjustable Rate
                                 Pool                            Pool
                                 25% HEP for Fixed Rate Pool     25% HEP for Fixed Rate Pool

Average Life to Call:            2.729 years                     2.717 years
Average Life to Maturity:        2.976 years                     2.963 years

Expected Call Date:              07/25/06                        07/25/06
Expected Maturity Date:          06/25/14                        06/25/14

Expected Coupon:                 One month LIBOR + TBD           One month LIBOR + TBD

Stated Maturity Date:            06/25/30                        06/25/30

Payment Date:                    25th of each month              25th of each month
Payment Delay:                   Zero                            Zero

Dated Date:                      Settlement Date                 Settlement Date

Day Count:                       Actual/360                      Actual/360

Pricing Date:                    TBD                             TBD

Settlement Date (Expected)       June 7, 1999                    June 7, 1999

First Payment Date               July 26, 1999                   July 26, 1999

Ratings (S&P/Moody's)            AAA/Aaa                         AAA/Aaa

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 3
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--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 4
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DESCRIPTION OF THE NOTES:           The Notes will be secured by the assets of
                                    the Trust created by the Indenture. The
                                    assets of the Trust will consist primarily of (i) a pool of two groups (each a "Group) of fixed rate and adjustable rate mortgage loans (the "Mortgage Loans"); (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments due on or prior to the Cut-off Date); (iii) an Interest Rate Cap Agreement which is designed to support the level of credit enhancement required by MBIA; (iv) the Issuer's rights under the Depositor Sale Agreement and the Servicing Agreement; (v) the rights of the Indenture Trustee under the Insurance Policy; and (vi) certain other property.

                                    Although the Trust will hold an Interest
                                    Rate Cap Agreement, any payments received under the cap agreement are not available to increase the Available Funds Cap Rate on the Notes, or to "uncap" the Notes. The Interest Rate Cap Agreement is to meet MBIA's credit enhancement requirement for the transaction only.

                                    Two classes (each, a "Class") of Notes will be issued. The Class A-1 Notes will be secured by Mortgage Loans in Group I ("the Group I Mortgage Loans") and the Class A-2 Notes will be secured by the Group II Mortgage Loans ("the Group II Mortgage Loans"). Payments on the Class A-1 Notes will be made generally from Available Funds for Group I and payments on the Class A-2 Notes will be made generally from Available Funds for Group II.

SERVICING FEE:                      44 basis points per annum.

INDENTURE TRUSTEE:                  The Bank of New York, a New York banking
                                    corporation.

INDENTURE TRUSTEE FEE:              1.75 basis points per annum.

OWNER TRUSTEE:                      Wilmington Trust Company, a Delaware Banking
                                    corporation.

DENOMINATIONS:                      Minimum denominations of $1,000 and in
                                    integral multiples thereof.

FORM OF NOTES:                      Book-Entry Form, delivered through the
                                    facilities of DTC, Cedel, and Euroclear
                                    against payment in immediately available funds.

RECORD DATE:                        Last business day preceding the Payment
                                    Date.

NOTE INSURER: MBIA Insurance Corporation ("MBIA"), rated AAA/Aaa/AAA by S&P, Moody's and Fitch.

NOTE INSURANCE POLICY:              Timely payment of interest and ultimate
                                    payment of principal on the Notes will be guaranteed by MBIA.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 5
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CREDIT ENHANCEMENT:                 (a)     Excess servicing cash flows

                                    (b)      Overcollateralization

                                    (c)      Note Insurance Policy

                                    (d)      Interest Rate Cap Agreement

PAYMENTS ON THE NOTES:              Payments on each Class of Notes will be made
                                    on each Payment Date to each Noteholder of record as of the last Business Day preceding such Payment Date or, with respect to Definitive Notes, as of the last Business
                                    Day of the month preceding the month in
                                    which such Payment Date occurs.

                                    On each Payment Date, each Class of Notes, as of the related Record Date, will be entitled to payments in respect of principal and interest from Available Funds for such Payment Date, together with any payments received under the Insurance Policy.

DUE PERIOD:                         With respect to each Class of Notes and any
                                    Payment Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Payment
                                    Date occurs and ending on the first day of the calendar month in which such Payment
                                    Date occurs.

COLLECTION PERIOD:                  With respect to each Class of Notes and any
                                    Payment Date, the calendar month preceding the month in which such Payment Date occurs.

PAYMENTS AHEAD:                     Any payment of one or more scheduled monthly
                                    payments remitted by a mortgagor in excess of the scheduled monthly payment during the related Due Period.

AVAILABLE FUNDS:                    With respect to each Group of Mortgage Loans
                                    and any Payment Date, The Available Funds will generally consist of the aggregate of the following amounts:

                                    (i)   the sum of (a) all scheduled payments
                                          of principal and interest received
                                          with respect to the Mortgage Loans and
                                          due during the related Due Period and
                                          (b) all unscheduled principal payments
                                          or recoveries on the Mortgage Loans,
                                          including principal prepayments,
                                          received during the related Collection
                                          Period, minus (w) amounts received
                                          with respect to payments due on or
                                          prior to the applicable Cut-off Date,
                                          (x) the Administrative Fee Amount
                                          payable with respect to such Payment
                                          Date, (y) Payments Ahead and (z)
                                          reimbursements for certain P&I
                                          Advances and Servicing Advances made
                                          with respect to the Mortgage Loans and


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 6
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                                          certain other amounts for which the
                                          Indenture Trustee, the Servicer and
                                          the Issuer are permitted to be
                                          reimbursed;

                                    (ii)  the amount of any P&I Advances and
                                          Compensating Interest Payments made by
                                          the Servicer for such Payment Date,
                                          any amounts deposited in the Note
                                          Account in respect of the repurchase,
                                          release, removal or substitution of
                                          Mortgage Loans during the related
                                          Collection Period or amounts deposited
                                          in the Note Account in connection with
                                          the redemption of the Notes;

                                    (iii) the amount of any payments received
                                          for such Payment Date under the
                                          Interest Rate Cap Agreement held by
                                          the Indenture Trustee.

ADMINISTRATIVE FEE AMOUNT:          With respect to each Group of Mortgage Loans
                                    and any Payment Date, The sum of the
                                    Servicing Fee, the Indenture Trustee Fee, and the Note Insurer Premium.

INTEREST CARRY-FORWARD:             (a)   If, on any Payment Date, the Available
                                          Funds Cap Rate (as defined below) for
                                          the related Class of Notes limits the
                                          payment of the full interest rate on
                                          the related Class, the amount of any
                                          such shortfall will be carried forward
                                          and be due and payable to the
                                          Noteholder of the related Class on the
                                          following Payment Date and shall
                                          accrue interest at the note interest
                                          rate until paid (the "Available Funds
                                          Cap Carry Forward Amount") .

                                    (b)   The payment of this Available Funds
                                          Cap Carry Forward Amount would be made
                                          in future periods from the excess cash
                                          flows.

                                    (c)   The Note Insurer does not cover the
                                          Available Funds Cap Carry Forward
                                          Amount.

AVAILABLE FUNDS CAP RATE:           The Available Funds Cap Rate with respect to
                                    each Class of Notes for any payment date is a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to (A) 1/12 of the aggregate scheduled principal balance of the then outstanding Mortgage Loans and REO properties in the related Group times the weighted average of the Expense Adjusted
                                    Coupon Rates on the then outstanding
                                    Mortgage Loans and REO properties in such Group minus (B) the amount of the Note
                                    Insurer premium for such payment date
                                    allocable to such Group, and the denominator of which is (ii) an amount equal to (A) the then outstanding aggregate Note Balance multiplied by (B) the actual number of days elapsed in the related interest period divided by 360. Payments received by the Indenture Trustee under the

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FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 7
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                                    Interest Rate Cap Agreement do not increase
                                    the Available Funds Cap Rate.

                                    "Note Balance" with respect to a Class will equal as of any Payment Date, the Original Note Balance as of the date of issuance of the Notes less all related Monthly Principal and Excess Cash paid to the respective Noteholders on previous Payment Dates.

                                    The Expense Adjusted Coupon Rate on any
                                    Mortgage Loan is equal to the then
                                    applicable coupon rate minus the sum of (i) the Minimum Spread, (ii) the Servicing Fee Rate, and (iii) the Indenture Trustee Fee. For any Payment Date occurring from the Closing Date through and including the twelfth Payment Date, the Minimum Spread is equal to 0.00% per annum. For any Payment Date occurring after the twelfth Payment Date the Minimum Spread is equal to 0.50% per annum. For any Payment Date for so long as the Servicer is the servicer, the Servicing Fee Rate is equal to 0.44% per annum; PROVIDED, HOWEVER, that the Servicing Fee Rate may increase up to 0.50% per annum if it is necessary to appoint a successor Servicer or a successor Sub-Servicer.

PAYMENTS OF PRINCIPAL:              On each Payment Date, the Noteholders of a
                                    Class of Notes will be entitled to payments of Monthly Principal in reduction of the Note Balance.

                                    MONTHLY PRINCIPAL
                                    The Monthly Principal with respect to each Class of Notes and for any Payment Date will be equal to the lesser of (a) the excess of related Available Funds over the amounts described in clauses (i), (ii) and (iii) of the definition of Excess Cash below, and (b) the aggregate of all scheduled payments of principal received or advanced with respect to the Mortgage Loans in the related Group and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on such Mortgage Loans during or in respect of the related Collection Period, not including Payments Ahead, subject to reduction for any Overcollateralization Surplus with respect to such Class and the related Payment Date.

PAYMENTS OF EXCESS CASH:            With respect to each of Notes and each
                                    Payment Date on which Overcollateralization
                                    Amount for the Notes is less than the
                                    Required Overcollateralization Amount for such Payment Date, Excess Cash derived from
                                    Available Funds, if any, will be paid on the related Class of Notes in reduction of the Note Balance, up to the amount necessary for the related Overcollateralization Amount to equal the applicable Required
                                    Overcollateralization Amount

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 8
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                                    "Excess Cash" with respect to a Group on any
                                    Payment Date will be equal to Available
                                    Funds for such Group and Payment Date,
                                    reduced by the sum of (i) any amounts
                                    payable to the Note Insurer for Insured
                                    Payments with respect to either Group paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for such Group on prior Payment Dates (in each case with interest thereon at the Late Payment Rate as defined and set forth in the Insurance Agreement), (ii) the
                                    Note Interest for the related Note and
                                    Payment Date (and to the extent not covered by Available Funds for the other Group, such amounts with respect to the other Group),
                                    (iii) any amounts payable for any
                                    Overcollateralization Deficit for the other
                                    Class; and (iv) the Monthly Principal for the related Class and Payment Date.

                                    The Insurance Policy does not cover the
                                    Available Funds Cap Carry Forward Amount,
                                    Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act; the payment of such amounts may be funded only from (a) any excess interest resulting from the Available Funds Cap Rate being in excess of the applicable Interest Rate on future Payment Dates and (b) any Excess Cash for either Group that would otherwise be paid to the holder(s) of the Residual Interest.

                                    Any Excess Cash remaining after making
                                    required payments on each Class of Notes and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture.

OPTIONAL REDEMPTION:                Each Class of Notes may be redeemed, in full
                                    but not in part, at the option of the
                                    Servicer or the Note Insurer, on or after the Payment Date on which the related Note
                                    Balance has declined to less than 10% of the outstanding related Note Balance as of the Settlement Date.

COUPON STEP-UP:                     If the Class A-1 Notes are not redeemed
                                    pursuant to the Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available
                                    Funds Cap Rate.

                                    If the Class A-2 Notes are not redeemed
                                    pursuant to the Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available Funds Cap Rate.

INTEREST PERIOD:                    Interest will accrue on each of the Notes
                                    from Payment Date to Payment Date. For the first Payment Date, interest will accrue


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                               Page 9
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                                    from and including the closing date to, but
                                    not including the first Payment Date.

COMPENSATING INTEREST
PAYMENTS:                           With respect to any Mortgage Loan in each
                                    Group as to which a prepayment in whole or in part was received during the related
                                    Collection Period, the Sub-Servicer on
                                    behalf of the Servicer will be required to remit to the Indenture Trustee, up to the amount otherwise payable to the Sub-Servicer as its servicing compensation for the related Payment Date, an amount generally calculated to cover Prepayment Interest
                                    Shortfalls to ensure that a full month's interest on each such Mortgage Loan is available for payment to the related
                                    Noteholders on the applicable Payment Date.
                                    Compensating Interest Payments are not
                                    reimbursable to the Servicer or the
                                    Sub-Servicer. The Note Insurer is not
                                    required to cover any Prepayment Interest
                                    Shortfalls.

LEGAL INVESTMENT
CONSIDERATIONS:                     The Notes are SMMEA eligible securities.

ERISA CONSIDERATIONS:               The Issuer believes that the Notes are
                                    ERISA eligible, subject to individual Plan account restrictions. Accordingly, any
                                    Plan fiduciary  considering  whether to
                                    purchase any Notes on behalf of a Plan
                                    should consult with its counsel prior to purchase of such Notes.

TAXATION:                           The Notes will be treated as debt
                                    obligations of the Issuer. No REMIC election will be made.

NOTE RATINGS:                       AAA/Aaa by S&P and Moody's

FURTHER INFORMATION:                If you have any questions, please call:

                                    Bill Ingram at (704) 383-7727, Capital
                                    Markets Syndicate Desk
                                    Russ Andrews at (704) 374-3472, Debt Capital
                                    Markets

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FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 10
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                         WEIGHTED AVERAGE LIFE (WAL) AND
                              PAYMENT WINDOWS TABLE


----------------------------------------------------------------------------------------------
TO CALL (10%)
       PPA*             0          75          100         125          150          175
CLASS A1 NOTE
WAL                     20.100       3.686       2.729        2.129       1.717         1.359
FIRST PAY              7/25/99     7/25/99     7/25/99      7/25/99     7/25/99       7/25/99
LAST PAY               4/25/28     1/25/09     7/25/06     12/25/04    11/25/03       7/25/02


CLASS A2 NOTE
WAL                     20.050       3.675       2.717        2.118       1.705         1.349
FIRST PAY              7/25/99     7/25/99     7/25/99      7/25/99     7/25/99       7/25/99
LAST PAY               4/25/28     1/25/09     7/25/06     12/25/04    11/25/03       7/25/02


TO MATURITY
       PPA*             0          75          100         125          150          175
CLASS A1 NOTE
WAL                     20.147       4.017       2.976        2.319       1.868         1.536
FIRST PAY              7/25/99     7/25/99     7/25/99      7/25/99     7/25/99       7/25/99
LAST PAY               3/25/29     6/25/19     6/25/14      5/25/11    12/25/08       4/25/07


CLASS A2 NOTE
WAL                     20.090       4.004       2.963        2.306       1.854         1.522
FIRST PAY              7/25/99     7/25/99     7/25/99      7/25/99     7/25/99       7/25/99
LAST PAY               2/25/29     5/25/19     6/25/14      4/25/11    12/25/08       3/25/07
----------------------------------------------------------------------------------------------

*100 PERCENT PREPAYMENT ASSUMPTION (PPA) REPRESENTS 27% CPR FOR THE ARM COLLATERAL, AND 25% HEP FOR THE FIXED COLLATERAL. 25% HEP EQUALS 2.5% CPR IN MONTH 1 OF THE LIFE OF A LOAN, INCREASING EACH MONTH BY 2.5% CPR UNTIL MONTH 10 AND REMAINING CONSTANT AT 25% CPR THEREAFTER.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 11
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP RATE*

   TO CALL (10%)
      PERIOD           DATE             AFC RATE                       PERIOD          DATE           AFC RATE
      ------           ----             --------                       ------          ----           --------
         1            7/25/99             5.7449%                         44         2/25/03          11.1235%
         2            8/25/99             8.9045%                         45         3/25/03          12.3150%
         3            9/25/99             8.9366%                         46         4/25/03          11.1230%
         4           10/25/99             9.2685%                         47         5/25/03          11.4934%
         5           11/25/99             9.0048%                         48         6/25/03          11.1224%
         6           12/25/99             9.3411%                         49         7/25/03          11.4929%
         7            1/25/00             9.0772%                         50         8/25/03          11.1218%
         8            2/25/00             9.1145%                         51         9/25/03          11.1216%
         9            3/25/00             9.7842%                         52        10/25/03          11.4920%
        10            4/25/00             9.1958%                         53        11/25/03          11.1210%
        11            5/25/00             9.5455%                         54        12/25/03          11.4914%
        12            6/25/00             9.2825%                         55         1/25/04          11.1204%
        13            7/25/00             9.1156%                         56         2/25/04          11.1201%
        14            8/25/00             8.8676%                         57         3/25/04          11.8867%
        15            9/25/00             8.9142%                         58         4/25/04          11.1196%
        16           10/25/00             9.2615%                         59         5/25/04          11.4899%
        17           11/25/00             9.0148%                         60         6/25/04          11.1190%
        18           12/25/00             9.3700%                         61         7/25/04          11.4893%
        19            1/25/01             9.1243%                         62         8/25/04          11.1184%
        20            2/25/01             9.1820%                         63         9/25/04          11.1182%
        21            3/25/01            10.2325%                         64        10/25/04          11.4885%
        22            4/25/01             9.2815%                         65        11/25/04          11.1176%
        23            5/25/01             9.9930%                         66        12/25/04          11.4879%
        24            6/25/01             9.6980%                         67         1/25/05          11.1170%
        25            7/25/01            10.0504%                         68         2/25/05          11.1167%
        26            8/25/01             9.7553%                         69         3/25/05          12.3075%
        27            9/25/01             9.7854%                         70         4/25/05          11.1162%
        28           10/25/01            10.1437%                         71         5/25/05          11.4864%
        29           11/25/01             9.8487%                         72         6/25/05          11.1156%
        30           12/25/01            10.2113%                         73         7/25/05          11.4858%
        31            1/25/02             9.9162%                         74         8/25/05          11.1151%
        32            2/25/02             9.9517%                         75         9/25/05          11.1148%
        33            3/25/02            11.0585%                         76        10/25/05          11.4850%
        34            4/25/02            10.0263%                         77        11/25/05          11.1142%
        35            5/25/02            10.4011%                         78        12/25/05          11.4844%
        36            6/25/02            11.4635%                         79         1/25/06          11.1136%
        37            7/25/02            11.8940%                         80         2/25/06          11.1134%
        38            8/25/02            11.2057%                         81         3/25/06          12.3038%
        39            9/25/02            11.1249%                         82         4/25/06          11.1128%
        40           10/25/02            11.4955%                         83         5/25/06          11.4829%
        41           11/25/02            11.1244%                         84         6/25/06          11.1122%
        42           12/25/02            11.4949%                         85         7/25/06          11.4824%
        43            1/25/03            11.1238%                         86         8/25/06

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 12
--------------------------------------------------------------------------------

*Derived assuming six-month LIBOR remains constant at 5.17875% using 100% of the PPA.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 13
--------------------------------------------------------------------------------



                       CLASS A-2 AVAILABLE FUNDS CAP RATE*

    TO CALL (10%)
       PERIOD           DATE             AFC RATE                       PERIOD           DATE          AFC RATE
       ------           ----             --------                       ------           ----          --------

          1             7/25/99             5.7434%                         44         2/25/03         11.1587%
          2             8/25/99             8.9010%                         45         3/25/03         12.3538%
          3             9/25/99             8.9361%                         46         4/25/03         11.1580%
          4            10/25/99             9.2671%                         47         5/25/03         11.5295%
          5            11/25/99             9.0025%                         48         6/25/03         11.1573%
          6            12/25/99             9.3379%                         49         7/25/03         11.5288%
          7             1/25/00             9.0734%                         50         8/25/03         11.1566%
          8             2/25/00             9.1101%                         51         9/25/03         11.1562%
          9             3/25/00             9.7792%                         52        10/25/03         11.5277%
         10             4/25/00             9.1908%                         53        11/25/03         11.1555%
         11             5/25/00             9.5400%                         54        12/25/03         11.5270%
         12             6/25/00             9.2768%                         55         1/25/04         11.1548%
         13             7/25/00             9.1094%                         56         2/25/04         11.1544%
         14             8/25/00             8.8612%                         57         3/25/04         11.9233%
         15             9/25/00             8.9074%                         58         4/25/04         11.1537%
         16            10/25/00             9.2542%                         59         5/25/04         11.5252%
         17            11/25/00             9.0072%                         60         6/25/04         11.1530%
         18            12/25/00             9.3617%                         61         7/25/04         11.5244%
         19             1/25/01             9.1159%                         62         8/25/04         11.1523%
         20             2/25/01             9.1731%                         63         9/25/04         11.1520%
         21             3/25/01            10.2221%                         64        10/25/04         11.5233%
         22             4/25/01             9.7443%                         65        11/25/04         11.1513%
         23             5/25/01            10.0968%                         66        12/25/04         11.5226%
         24             6/25/01             9.7988%                         67         1/25/05         11.1506%
         25             7/25/01            10.1549%                         68         2/25/05         11.1502%
         26             8/25/01             9.8568%                         69         3/25/05         12.3445%
         27             9/25/01             9.8873%                         70         4/25/05         11.1495%
         28            10/25/01            10.2494%                         71         5/25/05         11.5208%
         29            11/25/01             9.9513%                         72         6/25/05         11.1488%
         30            12/25/01            10.3178%                         73         7/25/05         11.5200%
         31             1/25/02            10.0197%                         74         8/25/05         11.1481%
         32             2/25/02            10.0557%                         75         9/25/05         11.1477%
         33             3/25/02            11.1742%                         76        10/25/05         11.5189%
         34             4/25/02            10.1313%                         77        11/25/05         11.1470%
         35             5/25/02            11.8451%                         78        12/25/05         11.5182%
         36             6/25/02            11.5086%                         79         1/25/06         11.1463%
         37             7/25/02            11.9409%                         80         2/25/06         11.1459%
         38             8/25/02            11.2496%                         81         3/25/06         12.3397%
         39             9/25/02            11.1604%                         82         4/25/06         11.1452%
         40            10/25/02            11.5321%                         83         5/25/06         11.5163%
         41            11/25/02            11.1597%                         84         6/25/06         11.1445%
         42            12/25/02            11.5313%                         85         7/25/06         11.5156%
         43             1/25/03            11.1590%                         86         8/25/06

*Derived assuming six-month LIBOR remains constant at 5.17875% using 100% of the PPA.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 14
--------------------------------------------------------------------------------

                                        CLASS A-1 AVAILABLE FUNDS CAP RATE*

   TO CALL (10%)
      PERIOD           DATE             AFC RATE                       PERIOD          DATE           AFC RATE
      ------           ----             --------                       ------          ----           --------
        1            7/25/99             5.7449%                         44         2/25/03          14.0354%
        2            8/25/99             8.9045%                         45         3/25/03          15.5380%
        3            9/25/99             8.9366%                         46         4/25/03          14.0332%
        4           10/25/99             9.2685%                         47         5/25/03          14.4999%
        5           11/25/99             9.0048%                         48         6/25/03          15.0625%
        6           12/25/99             9.3411%                         49         7/25/03          15.5632%
        7            1/25/00             9.0772%                         50         8/25/03          15.0598%
        8            2/25/00             9.1145%                         51         9/25/03          15.0584%
        9            3/25/00             9.7842%                         52        10/25/03          15.5590%
       10            4/25/00             9.1958%                         53        11/25/03          15.0557%
       11            5/25/00             9.5455%                         54        12/25/03          16.2647%
       12            6/25/00             9.2825%                         55         1/25/04          15.7384%
       13            7/25/00             9.1156%                         56         2/25/04          15.7369%
       14            8/25/00             8.8676%                         57         3/25/04          16.8206%
       15            9/25/00             8.9142%                         58         4/25/04          15.7338%
       16           10/25/00             9.2615%                         59         5/25/04          16.2567%
       17           11/25/00             9.0148%                         60         6/25/04          15.7307%
       18           12/25/00             9.3700%                         61         7/25/04          16.2535%
       19            1/25/01             9.1243%                         62         8/25/04          15.7277%
       20            2/25/01             9.1820%                         63         9/25/04          15.7262%
       21            3/25/01            10.2325%                         64        10/25/04          16.2488%
       22            4/25/01             9.2815%                         65        11/25/04          15.7231%
       23            5/25/01            10.2718%                         66        12/25/04          16.2457%
       24            6/25/01             9.9685%                         67         1/25/05          15.7201%
       25            7/25/01            10.3308%                         68         2/25/05          15.7186%
       26            8/25/01            10.0274%                         69         3/25/05          17.4011%
       27            9/25/01            10.0583%                         70         4/25/05          15.7156%
       28           10/25/01            10.4266%                         71         5/25/05          16.2379%
       29           11/25/01            10.4453%                         72         6/25/05          15.7126%
       30           12/25/01            10.8298%                         73         7/25/05          16.2348%
       31            1/25/02            10.5168%                         74         8/25/05          15.7096%
       32            2/25/02            10.5543%                         75         9/25/05          15.7081%
       33            3/25/02            11.7282%                         76        10/25/05          16.2302%
       34            4/25/02            10.6333%                         77        11/25/05          15.7051%
       35            5/25/02            11.3706%                         78        12/25/05          16.2271%
       36            6/25/02            13.1813%                         79         1/25/06          15.7022%
       37            7/25/02            13.6755%                         80         2/25/06          15.7007%
       38            8/25/02            12.8859%                         81         3/25/06          17.3813%
       39            9/25/02            12.7925%                         82         4/25/06          15.6978%
       40           10/25/02            13.2182%                         83         5/25/06          16.2196%
       41           11/25/02            13.0047%                         84         6/25/06          15.6949%
       42           12/25/02            14.5054%                         85         7/25/06          16.2166%
       43            1/25/03            14.0364%                         86         8/25/06

*Derived assuming six-month LIBOR increases to a level beyond the highest maximum attainable rate on the underlying adjustable rate mortgage loans using 100% of the PPA.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 15
--------------------------------------------------------------------------------

                                           CLASS A-2 AVAILABLE FUNDS CAP RATE*

    TO CALL (10%)
       PERIOD           DATE             AFC RATE                       PERIOD           DATE          AFC RATE
       ------           ----             --------                       ------           ----          --------
         1             7/25/99             5.7434%                         44         2/25/03         14.2558%
         2             8/25/99             8.9010%                         45         3/25/03         15.7820%
         3             9/25/99             8.9374%                         46         4/25/03         14.2536%
         4            10/25/99             9.2684%                         47         5/25/03         15.7058%
         5            11/25/99             9.0038%                         48         6/25/03         15.1978%
         6            12/25/99             9.3392%                         49         7/25/03         15.7029%
         7             1/25/00             9.0747%                         50         8/25/03         15.1950%
         8             2/25/00             9.1114%                         51         9/25/03         15.1936%
         9             3/25/00             9.7864%                         52        10/25/03         15.6986%
        10             4/25/00             9.1976%                         53        11/25/03         15.8209%
        11             5/25/00             9.5471%                         54        12/25/03         16.3466%
        12             6/25/00             9.2838%                         55         1/25/04         15.8178%
        13             7/25/00             9.1167%                         56         2/25/04         15.8163%
        14             8/25/00             8.8684%                         57         3/25/04         16.9054%
        15             9/25/00             8.9203%                         58         4/25/04         15.8132%
        16            10/25/00             9.2677%                         59         5/25/04         16.3387%
        17            11/25/00             9.0205%                         60         6/25/04         15.8101%
        18            12/25/00             9.3757%                         61         7/25/04         16.3356%
        19             1/25/01             9.1296%                         62         8/25/04         15.8071%
        20             2/25/01             9.1870%                         63         9/25/04         15.8056%
        21             3/25/01            10.2442%                         64        10/25/04         16.3309%
        22             4/25/01            10.1273%                         65        11/25/04         15.8025%
        23             5/25/01            10.4935%                         66        12/25/04         16.3277%
        24             6/25/01            10.1837%                         67         1/25/05         15.7995%
        25             7/25/01            10.5538%                         68         2/25/05         15.7980%
        26             8/25/01            10.2440%                         69         3/25/05         17.4890%
        27             9/25/01            10.2774%                         70         4/25/05         15.7950%
        28            10/25/01            11.0885%                         71         5/25/05         16.3200%
        29            11/25/01            10.7659%                         72         6/25/05         15.7920%
        30            12/25/01            11.1622%                         73         7/25/05         16.3169%
        31             1/25/02            10.8396%                         74         8/25/05         15.7890%
        32             2/25/02            10.8784%                         75         9/25/05         15.7875%
        33             3/25/02            12.0883%                         76        10/25/05         16.3122%
        34             4/25/02            11.3893%                         77        11/25/05         15.7846%
        35             5/25/02            13.8314%                         78        12/25/05         16.3092%
        36             6/25/02            13.4377%                         79         1/25/06         15.7816%
        37             7/25/02            13.9418%                         80         2/25/06         15.7801%
        38             8/25/02            13.1367%                         81         3/25/06         17.4692%
        39             9/25/02            13.0324%                         82         4/25/06         15.7772%
        40            10/25/02            13.7550%                         83         5/25/06         16.3016%
        41            11/25/02            14.2591%                         84         6/25/06         15.7742%
        42            12/25/02            14.7333%                         85         7/25/06         16.2986%
        43             1/25/03            14.2569%                         86         8/25/06

*Derived assuming six-month LIBOR increases to a level beyond the highest maximum attainable rate on the underlying adjustable rate mortgage loans using 100% of the PPA.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 16
--------------------------------------------------------------------------------

            Summary of Characteristics of the Group I Mortgage Loans

Number of Mortgage Loans                                                        757

Principal Balance
             Aggregate Principal Balance                             $75,033,573.66
             Average Principal Balance                                   $99,119.65
             Range of Principal Balances                   $14,981.42 - $238,677.53

Coupon Rates
             Weighted Average Coupon Rate                                    9.849%
             Range of Coupon Rates                                 7.750% - 14.249%

Remaining Term to Maturity
             Weighted Average Remaining Term to Maturity              346.16 months
             Range of Remaining Term to Maturity                   175 - 359 months

Loan-to-Value Ratio
             Weighted Average Loan-to-Value Ratio                            77.64%
             Range of Loan-to-Value Ratios                          16.13% - 90.00%

Percentage of First Lien Mortgage Loans                                     100.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 17
--------------------------------------------------------------------------------

            Summary of Characteristics of the Group II Mortgage Loans


Number of Mortgage Loans                                                          393

Principal Balance
              Aggregate Principal Balance                              $50,002,424.38
              Average Principal Balance                                   $127,232.63
              Range of Principal Balances                    $24,942.19 - $499,479.58

Coupon Rates
              Weighted Average Coupon Rate                                     9.847%
              Range of Coupon Rates                                  7.750% - 14.125%

Remaining Term to Maturity
              Weighted Average Remaining Term to Maturity               344.85 months
              Range of Remaining Term to Maturity                    170 - 358 months

Loan-to-Value Ratio
              Weighted Average Loan-to-Value Ratio                             77.92%
              Range of Loan-to-Value Ratios                           16.90% - 90.00%

Percentage of First Lien Mortgage Loans                                       100.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 18
--------------------------------------------------------------------------------

                          Group I Adjustable Rate Loans

                                              All Adjustable Rate Loans
                                          ----------------------------------
Number of Group I Adjustable Rate Loans                        612

Percentage of All Group I Mortgage Loans                    80.85%
(by number of loans)

Aggregate Principal Balance                         $64,209,300.98

Percentage of All Mortgage Loans                            85.57%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as
  of the Cut-Off Date

              Average                                  $104,917.16
              Range                       $24,477.03 - $238,677.53

Coupon Rates

              Weighted Average                              9.718%
              Range                               7.750% - 14.249%

Remaining Term to Maturity
(in months)

              Weighted Average                              357.64
              Range                                      339 - 359

Loan-to-Value Ratio at Origination

              Weighted Average                              77.83%
              Range                                29.63% - 90.00%


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 19
--------------------------------------------------------------------------------


                            Group I Fixed Rate Loans

                                                    All Fixed Rate Loans
                                              ----------------------------------

Number of Group I Fixed Rate Loans                              145

Percentage of All Group I Mortgage Loans                     19.15%
(by number of loans)

Aggregate Principal Balance                          $10,824,272.68

Percentage of All Mortgage Loans                             14.43%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as
  of the Cut-Off Date

              Average                                    $74,650.16
              Range                        $14,981.42 - $238,232.67

Coupon Rates

              Weighted Average                              10.626%
              Range                                8.250% - 13.875%

Remaining Term to Maturity
(in months)

              Weighted Average                               278.06
              Range                                       175 - 358

Loan-to-Value Ratio at Origination

              Weighted Average                               76.56%
              Range                                 16.13% - 90.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 20
--------------------------------------------------------------------------------

                                MORTGAGE RATES OF THE GROUP I FIXED RATE LOANS

                                                                                      Percentage of Group I
                                                                                       Fixed Rate Loans by
                                 Number of Fixed Rate                                       Aggregate
Range of Mortgage Rates (%)              Loans          Aggregate Principal Balance     Principal Balance
---------------------------              -----          ---------------------------     -----------------
 8.001 -  8.500                           1                    $51,384.15                        0.47 %
 8.501 -  9.000                           6                   $636,443.11                        5.88
 9.001 -  9.500                          15                 $1,142,840.53                       10.56
 9.501 - 10.000                          20                 $1,534,181.14                       14.17
10.001 - 10.500                          22                 $1,774,647.45                       16.40
10.501 - 11.000                          29                 $2,283,333.48                       21.09
11.001 - 11.500                          20                 $1,451,573.60                       13.41
11.501 - 12.000                          13                   $891,678.24                        8.24
12.001 - 12.500                           9                   $640,739.33                        5.92
12.501 - 13.000                           6                   $262,616.02                        2.43
13.001 - 13.500                           1                    $14,981.42                        0.14
13.501 - 14.000                           3                   $139,854.21                        1.29
                                        ---                   -----------                        ----
Totals                                  145               $10,824,272.68                       100.00 %
                                        ===               ==============                       ======

               PRINCIPAL BALANCES OF THE GROUP I FIXED RATE LOANS

                                                                                        Percentage of Group I
                                                                                        Fixed Rate Loans by
                                  Number of Fixed Rate                                       Aggregate
Range of Principal Balances ($)           Loans          Aggregate Principal Balance     Principal Balance
-------------------------------           -----          ---------------------------     -----------------
      0.01 -  25,000.00                      4                    $86,824.20                   0.80 %
 25,000.01 -  50,000.00                     33                 $1,328,560.03                  12.27
 50,000.01 -  75,000.00                     46                 $2,778,478.55                  25.67
 75,000.01 - 100,000.00                     36                 $3,055,996.82                  28.23
100,000.01 - 125,000.00                     14                 $1,609,669.02                  14.87
125,000.01 - 150,000.00                      7                   $952,942.89                   8.80
175,000.01 - 200,000.00                      3                   $551,425.36                   5.09
200,000.01 - 225,000.00                      1                   $222,143.14                   2.05
225,000.01 - 250,000.00                      1                   $238,232.67                   2.20
                                           ---                   -----------                   ----
Totals                                     145                $10,824,272.68                 100.00 %
                                           ===                ==============                 ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 21
--------------------------------------------------------------------------------


           REMAINING TERMS TO MATURITY OF THE GROUP I FIXED RATE LOANS

                                                                              Percentage of Group I
                                                                               Fixed Rate Loans by
                         Number of Fixed Rate                                       Aggregate
Remaining Term (months)          Loans          Aggregate Principal Balance     Principal Balance
-----------------------          -----          ---------------------------     -----------------
171 - 175                           2                    $97,220.00                        0.90 %
176 - 180                          67                 $4,689,844.79                       43.33
351 - 355                           1                    $31,461.07                        0.29
357                                25                 $1,979,011.08                       18.28
358                                50                 $4,026,735.74                       37.20
                                   --                 -------------                       -----
Totals                            145               $10,824,272.68                       100.00 %
                                  ===               ==============                       ======

0
               MORTGAGE RATES OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                  Percentage of Group I
                                                                                  Adjustable Rate Loans
                             Number of Adjustable                                by Aggregate Principal
Range of Mortgage Rates (%)       Rate Loans        Aggregate Principal Balance          Balance
---------------------------       ----------        ---------------------------          -------
 7.501 -  8.000                        31                 $4,494,491.73                        7.00 %
 8.001 -  8.500                        80                 $9,496,642.03                       14.79
 8.501 -  9.000                        59                 $7,058,942.36                       10.99
 9.001 -  9.500                        86                 $8,467,205.54                       13.19
 9.501 - 10.000                       105                $11,771,899.03                       18.33
10.001 - 10.500                        92                 $9,745,627.41                       15.18
10.501 - 11.000                        75                 $6,671,657.14                       10.39
11.001 - 11.500                        37                 $3,030,158.90                        4.72
11.501 - 12.000                        13                 $1,088,761.78                        1.70
12.001 - 12.500                        13                   $921,203.60                        1.43
12.501 - 13.000                        14                 $1,000,139.20                        1.56
13.001 - 13.500                         6                   $433,992.78                        0.68
14.001 - 14.500                         1                    $28,579.48                        0.04
                                      ---                    ----------                        ----
Totals                                612               $64,209,300.98                       100.00 %
                                      ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 22
--------------------------------------------------------------------------------


             PRINCIPAL BALANCES OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                          Percentage of Group I
                                                                                          Adjustable Rate Loans
                                     Number of Adjustable                                      by Aggregate
   Range of Principal Balances ($)         Rate Loans       Aggregate Principal Balance     Principal Balance
   -------------------------------         ----------       ---------------------------     -----------------
 15,000.01  - 25,000.00                          2                    $49,464.51                         0.08 %
 25,000.01 -  50,000.00                         55                 $2,157,650.21                         3.36
 50,000.01 -  75,000.00                        134                 $8,449,642.96                        13.16
 75,000.01 - 100,000.00                        136                $11,911,672.59                        18.55
100,000.01 - 125,000.00                        109                $12,143,223.19                        18.91
125,000.01 - 150,000.00                         70                 $9,635,449.91                        15.01
150,000.01 - 175,000.00                         40                 $6,470,605.47                        10.08
175,000.01 - 200,000.00                         34                 $6,378,294.48                         9.93
200,000.01 - 225,000.00                         20                 $4,217,146.61                         6.57
225,000.01 - 250,000.00                         12                 $2,796,151.05                         4.35
                                                --                 -------------                         ----
Totals                                         612               $64,209,300.98                        100.00 %
                                               ===               ==============                        ======

    REMAINING TERMS TO MATURITY OF THE GROUP I INITIAL ADJUSTABLE RATE LOANS

                                                                              Percentage of Group I
                                                                              Adjustable Rate Loans
                         Number of Adjustable                                      by Aggregate
Remaining Term (months)       Rate Loans       Aggregate Principal Balance     Principal Balance
-----------------------       ----------       ---------------------------     -----------------
336 - 340                          1                    $99,976.69                         0.16 %
346 - 350                          1                    $90,138.08                         0.14
351 - 355                          5                   $454,396.99                         0.71
356                                5                   $342,744.65                         0.53
357                              178                $18,446,119.53                        28.73
358                              419                $44,570,686.82                        69.41
359                                3                   $205,238.22                         0.32
                                 ---                   -----------                         ----
Totals                           612               $64,209,300.98                        100.00 %
                                 ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 23
--------------------------------------------------------------------------------

               GROSS MARGINS OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                Percentage of Group I
                                                                                 Adjustable Rate Loans
                           Number of Adjustable                                      by Aggregate
Range of Gross Margins (%)      Rate Loans        Aggregate Principal Balance     Principal Balance
--------------------------      ----------        ---------------------------     -----------------
 5.001 -  5.500                       17                 $1,977,525.34                   3.08 %
 5.501 -  6.000                      142                $16,782,652.60                  26.14
 6.001 -  6.500                      181                $19,180,868.33                  29.87
 6.501 -  7.000                      185                $18,763,158.00                  29.22
 7.001 -  7.500                       66                 $5,758,703.11                   8.97
 7.501 -  8.000                       14                 $1,090,988.40                   1.70
 8.001 -  8.500                        5                   $598,806.78                   0.93
 8.501 -  9.000                        2                    $56,598.42                   0.09
                                     ---               ---------------                   ----
Totals                               612               $64,209,300.98                  100.00 %
                                     ===               ==============                  ======

               MAXIMUM RATES OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                  Percentage of Group I
                                                                                Adjustable Rate Loans by
                           Number of Adjustable                                        Aggregate
Range of Maximum Rates (%)      Rate Loans        Aggregate Principal Balance      Principal Balance
--------------------------      ----------        ---------------------------      -----------------
14.501 - 15.000                       31                 $4,494,491.73                    7.00 %
15.001 - 15.500                       80                 $9,496,642.03                   14.79
15.501 - 16.000                       59                 $7,058,942.36                   10.99
16.001 - 16.500                       86                 $8,467,205.54                   13.19
16.501 - 17.000                      105                $11,771,899.03                   18.33
17.001 - 17.500                       92                 $9,745,627.41                   15.18
17.501 - 18.000                       76                 $6,730,122.55                   10.48
18.001 - 18.500                       37                 $3,030,158.90                    4.72
18.501 - 19.000                       12                 $1,030,296.37                    1.60
19.001 - 19.500                       13                   $921,203.60                    1.43
19.501 - 20.000                       14                 $1,000,139.20                    1.56
20.001 - 20.500                        6                   $433,992.78                    0.68
21.001 - 21.500                        1                    $28,579.48                    0.04
                                     ---                    ----------                    ----
Totals                               612               $64,209,300.98                   100.00 %
                                     ===               ==============                   ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 24
--------------------------------------------------------------------------------

               MINIMUM RATES OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                                 Percentage of Group I
                                                                               Adjustable Rate Loans by
                           Number of Adjustable                                        Aggregate
Range of Minimum Rates (%)      Rate Loans       Aggregate Principal Balance       Principal Balance
--------------------------      ----------       ---------------------------       -----------------
 7.501 -  8.000                      31                 $4,494,491.73                         7.00 %
 8.001 -  8.500                      80                 $9,496,642.03                        14.79
 8.501 -  9.000                      59                 $7,058,942.36                        10.99
 9.001 -  9.500                      86                 $8,467,205.54                        13.19
 9.501 - 10.000                     105                $11,771,899.03                        18.33
10.001 - 10.500                      92                 $9,745,627.41                        15.18
10.501 - 11.000                      75                 $6,671,657.14                        10.39
11.001 - 11.500                      37                 $3,030,158.90                         4.72
11.501 - 12.000                      13                 $1,088,761.78                         1.70
12.001 - 12.500                      13                   $921,203.60                         1.43
12.501 - 13.000                      14                 $1,000,139.20                         1.56
13.001 - 13.500                       6                   $433,992.78                         0.68
14.001 - 14.500                       1                    $28,579.48                         0.04
                                      -                    ----------                         ----
Totals                              612               $64,209,300.98                        100.00 %
                                    ===               ==============                        ======

       NEXT INTEREST ADJUSTMENT DATE OF THE GROUP I ADJUSTABLE RATE LOANS

                                                                            Percentage of Group I
                                                                            Adjustable Rate Loans
                       Number of Adjustable                                      by Aggregate
Next Adjustment Date        Rate Loans        Aggregate Principal Balance     Principal Balance
--------------------        ----------        ---------------------------     -----------------
10/01/99                         1                    $99,976.69                         0.16 %
09/01/00                         1                    $90,138.08                         0.14
02/01/01                         4                   $229,864.29                         0.36
03/01/01                         2                   $105,584.40                         0.16
04/01/01                        45                 $4,647,802.23                         7.24
05/01/01                       102                 $9,904,210.26                        15.42
06/01/01                         1                    $35,986.44                         0.06
02/01/02                         1                   $224,532.70                         0.35
03/01/02                         3                   $237,160.25                         0.37
04/01/02                       133                $13,798,317.30                        21.49
05/01/02                       317                $34,666,476.56                        53.99
06/01/02                         2                   $169,251.78                         0.26
                                 -                   -----------                         ----
Totals                         612               $64,209,300.98                        100.00 %
                               ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 25
--------------------------------------------------------------------------------


                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

                                                                                Percentage of Group I
                                                                                    Mortgage Loans
                            Number of Mortgage                                       by Aggregate
Range of Mortgage Rates (%)        Loans          Aggregate Principal Balance     Principal Balance
---------------------------        -----          ---------------------------     -----------------
 7.501 -  8.000                       31                 $4,494,491.73                   5.99 %
 8.001 -  8.500                       81                 $9,548,026.18                  12.73
 8.501 -  9.000                       65                 $7,695,385.47                  10.26
 9.001 -  9.500                      101                 $9,610,046.07                  12.81
 9.501 - 10.000                      125                $13,306,080.17                  17.73
10.001 - 10.500                      114                $11,520,274.86                  15.35
10.501 - 11.000                      104                 $8,954,990.62                  11.93
11.001 - 11.500                       57                 $4,481,732.50                   5.97
11.501 - 12.000                       26                 $1,980,440.02                   2.64
12.001 - 12.500                       22                 $1,561,942.93                   2.08
12.501 - 13.000                       20                 $1,262,755.22                   1.68
13.001 - 13.500                        7                   $448,974.20                   0.60
13.501 - 14.000                        3                   $139,854.21                   0.19
14.001 - 14.500                        1                    $28,579.48                   0.04
                                       -                    ----------                   ----
Totals                               757               $75,033,573.66                  100.00 %
                                     ===               ==============                  ======

                PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS

                                                                                    Percentage of Group I
                                                                                       Mortgage Loans
                                Number of Mortgage                                      by Aggregate
Range of Principal Balances ($)        Loans          Aggregate Principal Balance     Principal Balance
-------------------------------        -----          ---------------------------     -----------------
      0.01 -  25,000.00                    6                   $136,288.71                  0.18 %
 25,000.01 -  50,000.00                   88                 $3,486,210.24                  4.65
 50,000.01 -  75,000.00                  180                $11,228,121.51                 14.96
 75,000.01 - 100,000.00                  172                $14,967,669.41                 19.95
100,000.01 - 125,000.00                  123                $13,752,892.21                 18.33
125,000.01 - 150,000.00                   77                $10,588,392.80                 14.11
150,000.01 - 175,000.00                   40                 $6,470,605.47                  8.62
175,000.01 - 200,000.00                   37                 $6,929,719.84                  9.24
200,000.01 - 225,000.00                   21                 $4,439,289.75                  5.92
225,000.01 - 250,000.00                   13                 $3,034,383.72                  4.04
                                          --                 -------------                  ----
Totals                                   757               $75,033,573.66                 100.00 %
                                         ===               ==============                 ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 26
--------------------------------------------------------------------------------


               RISK CLASSIFICATIONS OF THE GROUP I MORTGAGE LOANS

                                                                          Percentage of Group I
                                                                             Mortgage Loans
                      Number of Mortgage                                       by Aggregate
Risk Classification          Loans          Aggregate Principal Balance     Principal Balance
-------------------          -----          ---------------------------     -----------------
A                             352                $38,993,188.40                       51.97 %
A-                            171                $16,631,641.64                       22.17
B                             136                $12,422,531.94                       16.56
C                              60                 $4,382,703.47                        5.84
C-                              1                    $79,967.16                        0.11
D                              37                 $2,523,541.05                        3.36
                               --                 -------------                        ----
Totals                        757               $75,033,573.66                       100.00 %
                              ===               ==============                       ======


               LOAN TO VALUE RATIOS OF THE GROUP I MORTGAGE LOANS

                                                                            Percentage of Group I
  Range of Loan-to-Value          Number of            Aggregate         Mortgage Loans by Aggregate      Weighted
Ratios at Origination (%)       Mortgage Loans     Principal Balance          Principal Balance         Average LTV
-------------------------       --------------     -----------------          -----------------         -----------
 15.01 -  20.00                       1                $14,981.42                     0.02 %             16.13 %
 25.01 -  30.00                       1                $39,967.18                     0.05               29.63
 30.01 -  35.00                       4               $170,756.22                     0.23               33.18
 35.01 -  40.00                       4               $217,237.45                     0.29               37.42
 40.01 -  45.00                       4               $152,999.42                     0.20               41.88
 45.01 -  50.00                      12               $757,944.64                     1.01               48.86
 50.01 -  55.00                      10               $679,607.56                     0.91               53.67
 55.01 -  60.00                      17             $1,841,254.13                     2.45               58.41
 60.01 -  65.00                      54             $3,760,289.63                     5.01               64.02
 65.01 -  70.00                      47             $3,639,232.69                     4.85               68.83
 70.01 -  75.00                     178            $19,628,904.01                    26.16               74.71
 75.01 -  80.00                     205            $21,735,028.02                    28.97               79.74
 80.01 -  85.00                     159            $16,097,039.80                    21.45               84.85
 85.01 -  90.00                      61             $6,298,331.49                     8.39               89.97
                                     --             -------------                     ----
Totals                              757             $75,033,573.66                  100.00 %
                                    ===             ==============                  ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 27
--------------------------------------------------------------------------------

            REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS

                                                                             Percentage of Group I
                                                                                Mortgage Loans
                         Number of Mortgage                                       by Aggregate
Remaining Term (months)         Loans          Aggregate Principal Balance     Principal Balance
-----------------------         -----          ---------------------------     -----------------
171 - 175                           2                    $97,220.00                 0.13 %
176 - 180                          67                 $4,689,844.79                 6.25
336 - 340                           1                    $99,976.69                 0.13
346 - 350                           1                    $90,138.08                 0.12
351 - 355                           6                   $485,858.06                 0.65
356                                 5                   $342,744.65                 0.46
357                               203                $20,425,130.61                27.22
358                               469                $48,597,422.56                64.77
359                                 3                   $205,238.22                 0.27
                                    -                   -----------                 ----
Totals                            757               $75,033,573.66                100.00 %
                                  ===               ==============                ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 28
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                           Percentage of Group I
                                                                              Mortgage Loans
                       Number of Mortgage                                       by Aggregate
      State                   Loans          Aggregate Principal Balance     Principal Balance
      -----                   -----          ---------------------------     -----------------
Alabama                         49                 $3,489,404.09                   4.65 %
Arizona                         49                 $4,331,416.46                   5.77
California                      94                $14,240,371.31                  18.98
Colorado                        72                 $8,208,660.12                  10.94
District of Columbia             1                    $81,538.26                   0.11
Florida                         22                 $1,829,681.67                   2.44
Georgia                         10                   $867,644.01                   1.16
Idaho                           11                 $1,056,171.99                   1.41
Illinois                        59                 $4,644,351.80                   6.19
Indiana                         17                   $918,218.40                   1.22
Kansas                           8                   $507,152.94                   0.68
Kentucky                         8                   $555,557.90                   0.74
Louisiana                        2                   $168,328.71                   0.22
Maryland                        17                 $1,617,213.12                   2.16
Michigan                        10                   $794,314.72                   1.06
Minnesota                       10                 $1,026,973.67                   1.37
Missouri                        19                 $1,264,241.58                   1.68
Nevada                          18                 $2,108,161.57                   2.81
New Mexico                      18                 $1,316,491.04                   1.75
North Carolina                  21                 $1,745,569.50                   2.33
Ohio                            28                 $2,141,811.10                   2.85
Oklahoma                         1                    $31,461.07                   0.04
Oregon                          98                $10,658,660.64                  14.21
South Carolina                   5                   $583,571.17                   0.78
Tennessee                       13                   $961,529.99                   1.28
Texas                            6                   $350,512.47                   0.47
Utah                            21                 $2,165,317.15                   2.89
Virginia                         9                   $683,823.28                   0.91
Washington                      54                 $6,263,259.48                   8.35
West Virginia                    1                    $57,141.99                   0.08
Wisconsin                        6                   $365,022.46                   0.49
                               ---                   -----------                   ----
Totals                         757               $75,033,573.66                  100.00 %
                               ===               ==============                  ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 29
--------------------------------------------------------------------------------

             NUMBER OF MONTHS ELAPSED FROM THE DATE OF ORIGINATION
                         OF THE GROUP I MORTGAGE LOANS

                                                                      Percentage of Group I
                                                                         Mortgage Loans
                  Number of Mortgage                                       by Aggregate
Range of Months          Loans          Aggregate Principal Balance     Principal Balance
---------------          -----          ---------------------------     -----------------
    1                       2                   $61,753.59                     0.08 %
    2                     520               $51,339,482.06                    68.42
    3                     218               $22,346,952.53                    29.78
  4 -  11                  16                $1,185,408.79                     1.58
 12 -  23                   1                   $99,976.69                     0.13
                          ---                   ----------                     ----
Totals                    757               $75,033,573.66                   100.00 %
                          ===               ==============                   ======

   OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                       Percentage of Group I
                                                                          Mortgage Loans
                   Number of Mortgage                                       by Aggregate
Occupancy Status          Loans          Aggregate Principal Balance     Principal Balance
----------------          -----          ---------------------------     -----------------
Investment                  42                 $2,789,932.02                        3.72 %
Owner Occupied             712                $72,014,642.34                       95.98
Second Home                  3                   $228,999.30                        0.31
                             -                   -----------                        ----
Totals                     757               $75,033,573.66                       100.00 %
                           ===               ==============                       ======

           TYPES OF MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                                                        Percentage of Group I
                                                                           Mortgage Loans
                    Number of Mortgage                                       by Aggregate
Property Type              Loans          Aggregate Principal Balance     Principal Balance
-------------              -----          ---------------------------     -----------------
Condominium                  16                 $1,691,830.11                   2.25 %
Manufactured Homes           40                 $3,536,738.43                   4.71
Multi-Family Home            26                 $2,802,864.93                   3.74
Single Family Home          675                $67,002,140.19                  89.30
                            ---                --------------                  -----
Totals                      757               $75,033,573.66                  100.00 %
                            ===               ==============                  ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 30
--------------------------------------------------------------------------------


                  USE OF PROCEEDS OF THE GROUP I MORTGAGE LOANS

                                                                     Percentage of Group I
                                                                        Mortgage Loans
                 Number of Mortgage                                       by Aggregate
Use of Proceeds         Loans          Aggregate Principal Balance     Principal Balance
---------------         -----          ---------------------------     -----------------
Purchase                 306                $30,857,071.19                 41.12 %
Refi Cash Out            294                $28,342,685.74                 37.77
Refi Rate/Term           157                $15,833,816.73                 21.10
                         ---                --------------                 -----
Totals                   757               $75,033,573.66                 100.00 %
                         ===               ==============                 ======

              PROGRAM CLASSIFICATIONS OF THE GROUP I MORTGAGE LOANS

                                                                            Percentage of Group I
                                                                               Mortgage Loans
                        Number of Mortgage                                       by Aggregate
Documentation                  Loans          Aggregate Principal Balance     Principal Balance
-------------                  -----          ---------------------------     -----------------
Alternate                        22                $2,525,249.15                   3.37 %
Full                            567               $55,507,563.41                  73.98
No Income Verification          168               $17,000,761.10                  22.66
                                ---               --------------                  -----
Totals                          757               $75,033,573.66                 100.00 %
                                ===               ==============                 ======

         PREPAYMENT PENALTIES WITH RESPECT TO THE GROUP I MORTGAGE LOANS

                                                                       Percentage of Group I
                                                                          Mortgage Loans
                   Number of Mortgage                                       by Aggregate
Prepayment Penalty        Loans          Aggregate Principal Balance     Principal Balance
------------------        -----          ---------------------------     -----------------
1 Year                       17                $1,919,299.22                    2.56 %
2 Year                       71                $7,888,562.28                   10.51
3 Year                      664               $64,667,738.74                   86.19
5 Year                        3                  $402,924.54                    0.54
None                          2                  $155,048.88                    0.21
                            ---                  -----------                    ----
Totals                      757               $75,033,573.66                  100.00 %
                            ===               ==============                  ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 31
--------------------------------------------------------------------------------

                         Group II Adjustable Rate Loans

                                                All Adjustable Rate Loans
                                            ----------------------------------
Number of Group II Adjustable Rate Loans                         307

Percentage of All Group II Mortgage Loans                     78.12%
(by number of loans)

Aggregate Principal Balance                           $43,185,285.10

Percentage of All Mortgage Loans                              86.37%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as
  of the Cut-Off Date

              Average                                    $140,668.68
              Range                         $24,950.20 - $499,479.58

Coupon Rates

              Weighted Average                                9.753%
              Range                                 7.750% - 13.250%

Remaining Term to Maturity
(in months)

              Weighted Average                                356.57
              Range                                        348 - 358

Loan-to-Value Ratio at Origination

              Weighted Average                                78.33%
              Range                                  16.90% - 90.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 32
--------------------------------------------------------------------------------

                            Group II Fixed Rate Loans

                                                       All Fixed Rate Loans
                                              ----------------------------------

Number of Group II Fixed Rate Loans                                 86

Percentage of All Group II Mortgage Loans                       21.88%
(by number of loans)

Aggregate Principal Balance                              $6,817,139.28

Percentage of All Mortgage Loans                                13.63%
(by aggregate principal balance)

Principal Balance of Mortgage Loans as
  of the Cut-Off Date

              Average                                       $79,269.06
              Range                           $24,942.19 - $319,115.76

Coupon Rates

              Weighted Average                                 10.440%
              Range                                   8.500% - 14.125%

Remaining Term to Maturity
(in months)

              Weighted Average                                  270.57
              Range                                          170 - 358

Loan-to-Value Ratio at Origination

              Weighted Average                                  75.34%
              Range                                    29.07% - 90.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 33
--------------------------------------------------------------------------------


                 MORTGAGE RATES OF THE GROUP II FIXED RATE LOANS

                                                                                 Percentage of Group II
                                                                                   Fixed Rate Loans by
                             Number of Fixed Rate                                       Aggregate
Range of Mortgage Rates (%)          Loans          Aggregate Principal Balance     Principal Balance
---------------------------          -----          ---------------------------     -----------------
 8.001 -  8.500                         1                    $43,129.52                   0.63 %
 8.501 -  9.000                         4                   $423,384.54                   6.21
 9.001 -  9.500                        11                 $1,180,904.19                  17.32
 9.501 - 10.000                         9                   $702,900.94                  10.31
10.001 - 10.500                        16                 $1,736,872.06                  25.48
10.501 - 11.000                        17                 $1,075,203.53                  15.77
11.001 - 11.500                         7                   $420,665.40                   6.17
11.501 - 12.000                        13                   $893,017.72                  13.10
12.001 - 12.500                         6                   $284,442.92                   4.17
13.001 - 13.500                         1                    $29,987.67                   0.44
14.001 - 14.500                         1                    $26,630.79                   0.39
                                        -                    ----------                   ----
Totals                                 86                $6,817,139.28                  100.00 %
                                       ==                =============                  ======

               PRINCIPAL BALANCES OF THE GROUP II FIXED RATE LOANS

                                                                                         Percentage of Group II
                                                                                           Fixed Rate Loans by
                                     Number of Fixed Rate                                       Aggregate
   Range of Principal Balances ($)           Loans          Aggregate Principal Balance     Principal Balance
   -------------------------------           -----          ---------------------------     -----------------
 15,000.01  - 25,000.00                          1                    $24,942.19                        0.37  %
 25,000.01 -  50,000.00                         35                 $1,330,678.91                       19.52
 50,000.01 -  75,000.00                         21                 $1,238,514.75                       18.17
 75,000.01 - 100,000.00                         11                   $974,061.88                       14.29
100,000.01 - 125,000.00                          5                   $542,087.25                        7.95
125,000.01 - 150,000.00                          4                   $562,839.98                        8.26
150,000.01 - 175,000.00                          3                   $494,454.18                        7.25
200,000.01 - 225,000.00                          1                   $211,699.21                        3.11
250,000.01 - 275,000.00                          1                   $259,331.71                        3.80
275,000.01 - 300,000.00                          3                   $859,413.46                       12.61
300,000.01 - 325,000.00                          1                   $319,115.76                        4.68
                                                 -                   -----------                        ----
Totals                                          86                 $6,817,139.28                      100.00 %
                                                ==                 =============                      ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 34
--------------------------------------------------------------------------------



          REMAINING TERMS TO MATURITY OF THE GROUP II FIXED RATE LOANS

                                                                              Percentage of Group II
                                                                                Fixed Rate Loans by
                          Number of Fixed Rate                                       Aggregate
 Remaining Term (months)          Loans          Aggregate Principal Balance     Principal Balance
 -----------------------          -----          ---------------------------     -----------------
166 - 170                          1                    $58,561.89                        0.86 %
171 - 175                         12                 $1,172,246.95                       17.20
176 - 180                         35                 $2,015,077.21                       29.56
346 - 350                          1                    $41,847.96                        0.61
351 - 355                         10                   $704,095.47                       10.33
356                                5                   $488,950.50                        7.17
357                               12                 $1,103,278.08                       16.18
358                               10                 $1,233,081.22                       18.09
                                  --                 -------------                       -----
Totals                            86                $6,817,139.28                       100.00 %
                                  ==                =============                       ======

                            MORTGAGE RATES OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                 Percentage of Group II
                                                                                  Adjustable Rate Loans
                             Number of Adjustable                                by Aggregate Principal
Range of Mortgage Rates (%)       Rate Loans        Aggregate Principal Balance          Balance
---------------------------       ----------        ---------------------------          -------
 7.501 -  8.000                         8                 $1,825,416.39                    4.23 %
 8.001 -  8.500                        24                 $5,023,415.89                   11.63
 8.501 -  9.000                        31                 $4,449,887.86                   10.30
 9.001 -  9.500                        37                 $6,819,179.07                   15.79
 9.501 - 10.000                        73                $10,247,875.30                   23.73
10.001 - 10.500                        47                 $5,616,702.76                   13.01
10.501 - 11.000                        38                 $4,626,846.77                   10.71
11.001 - 11.500                        27                 $2,887,932.36                    6.69
11.501 - 12.000                        12                 $1,152,241.85                    2.67
12.001 - 12.500                         6                   $366,780.77                    0.85
12.501 - 13.000                         3                   $136,553.57                    0.32
13.001 - 13.500                         1                    $32,452.51                    0.08
                                        -                    ----------                    ----
Totals                                307               $43,185,285.10                   100.00 %
                                      ===               ==============                   ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 35
--------------------------------------------------------------------------------

            PRINCIPAL BALANCES OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                         Percentage of Group II
                                                                                         Adjustable Rate Loans
                                    Number of Adjustable                                      by Aggregate
   Range of Principal Balances ($)        Rate Loans       Aggregate Principal Balance     Principal Balance
   -------------------------------        ----------       ---------------------------     -----------------
 15,000.01  - 25,000.00                         2                    $49,900.95                  0.12 %
 25,000.01 -  50,000.00                        31                 $1,271,901.96                  2.95
 50,000.01 -  75,000.00                        60                 $3,806,335.61                  8.81
 75,000.01 - 100,000.00                        46                 $4,004,865.25                  9.27
100,000.01 - 125,000.00                        49                 $5,425,937.53                 12.56
125,000.01 - 150,000.00                        22                 $2,991,985.14                  6.93
150,000.01 - 175,000.00                        14                 $2,272,314.22                  5.26
175,000.01 - 200,000.00                        11                 $2,055,974.49                  4.76
200,000.01 - 225,000.00                         8                 $1,684,800.71                  3.90
225,000.01 - 250,000.00                        11                 $2,664,340.53                  6.17
250,000.01 - 275,000.00                        14                 $3,666,167.93                  8.49
275,000.01 - 300,000.00                        14                 $4,015,849.90                  9.30
300,000.01 - 325,000.00                         7                 $2,211,325.22                  5.12
325,000.01 - 350,000.00                         5                 $1,711,989.61                  3.96
350,000.01 - 375,000.00                         4                 $1,450,556.70                  3.36
375,000.01 - 400,000.00                         5                 $1,963,738.99                  4.55
425,000.01 - 450,000.00                         1                   $439,272.03                  1.02
475,000.01 - 500,000.00                         3                 $1,498,028.33                  3.47
                                                -                 -------------                  ----
Totals                                        307               $43,185,285.10                 100.00 %
                                              ===               ==============                 ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 36
--------------------------------------------------------------------------------

    REMAINING TERMS TO MATURITY OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS

                                                                             Percentage of Group II
                                                                             Adjustable Rate Loans
                        Number of Adjustable                                      by Aggregate
Remaining Term (months)       Rate Loans       Aggregate Principal Balance     Principal Balance
-----------------------       ----------       ---------------------------     -----------------
346 - 350                          5                   $388,118.48                   0.90 %
351 - 355                         85                 $9,075,467.26                  21.02
356                               62                 $6,992,675.27                  16.19
357                               96                $13,258,395.59                  30.70
358                               59                $13,470,628.50                  31.19
                                  --                --------------                  -----
Totals                           307               $43,185,285.10                  100.00 %
                                 ===               ==============                  ======

               GROSS MARGINS OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                   Percentage of Group II
                                                                                   Adjustable Rate Loans
                              Number of Adjustable                                      by Aggregate
Range of Gross Margins (%)         Rate Loans        Aggregate Principal Balance     Principal Balance
--------------------------         ----------        ---------------------------     -----------------
 5.001 -  5.500                         21                 $2,918,877.12                   6.76 %
 5.501 -  6.000                         46                 $8,752,434.45                  20.27
 6.001 -  6.500                         69                $11,653,914.24                  26.99
 6.501 -  7.000                        106                $13,081,669.72                  30.29
 7.001 -  7.500                         43                 $5,232,455.48                  12.12
 7.501 -  8.000                         19                 $1,399,563.38                   3.24
 8.001 -  8.500                          3                   $146,370.71                   0.34
                                         -                   -----------                   ----
Totals                                 307               $43,185,285.10                  100.00 %
                                       ===               ==============                  ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 37
--------------------------------------------------------------------------------

               MAXIMUM RATES OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                 Percentage of Group II
                                                                                Adjustable Rate Loans by
                            Number of Adjustable                                        Aggregate
 Range of Maximum Rates (%)      Rate Loans        Aggregate Principal Balance      Principal Balance
 --------------------------      ----------        ---------------------------      -----------------
14.501 - 15.000                       8                 $1,825,416.39                    4.23 %
15.001 - 15.500                      24                 $5,023,415.89                   11.63
15.501 - 16.000                      31                 $4,449,887.86                   10.30
16.001 - 16.500                      37                 $6,819,179.07                   15.79
16.501 - 17.000                      73                $10,247,875.30                   23.73
17.001 - 17.500                      48                 $5,680,654.23                   13.15
17.501 - 18.000                      38                 $4,626,846.77                   10.71
18.001 - 18.500                      27                 $2,887,932.36                    6.69
18.501 - 19.000                      11                 $1,088,290.38                    2.52
19.001 - 19.500                       6                   $366,780.77                    0.85
19.501 - 20.000                       3                   $136,553.57                    0.32
20.001 - 20.500                       1                    $32,452.51                    0.08
                                      -                    ----------                    ----
Totals                              307               $43,185,285.10                   100.00 %
                                    ===               ==============                   ======

               MINIMUM RATES OF THE GROUP II ADJUSTABLE RATE LOANS

                                                                                Percentage of Group II
                                                                               Adjustable Rate Loans by
                           Number of Adjustable                                        Aggregate
Range of Minimum Rates (%)      Rate Loans       Aggregate Principal Balance       Principal Balance
--------------------------      ----------       ---------------------------       -----------------
 7.501 -  8.000                      8                 $1,825,416.39                      4.23 %
 8.001 -  8.500                     24                 $5,023,415.89                     11.63
 8.501 -  9.000                     31                 $4,449,887.86                     10.30
 9.001 -  9.500                     37                 $6,819,179.07                     15.79
 9.501 - 10.000                     73                $10,247,875.30                     23.73
10.001 - 10.500                     48                 $5,680,654.23                     13.15
10.501 - 11.000                     38                 $4,626,846.77                     10.71
11.001 - 11.500                     27                 $2,887,932.36                      6.69
11.501 - 12.000                     11                 $1,088,290.38                      2.52
12.001 - 12.500                      6                   $366,780.77                      0.85
12.501 - 13.000                      3                   $136,553.57                      0.32
13.001 - 13.500                      1                    $32,452.51                      0.08
                                     -                    ----------                      ----
Totals                             307               $43,185,285.10                     100.00 %
                                   ===               ==============                     ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 38
--------------------------------------------------------------------------------


       NEXT INTEREST ADJUSTMENT DATE OF THE GROUP II ADJUSTABLE RATE LOANS


                                                                           Percentage of Group II
                                                                           Adjustable Rate Loans
                      Number of Adjustable                                      by Aggregate
Next Adjustment Date       Rate Loans        Aggregate Principal Balance     Principal Balance
--------------------       ----------        ---------------------------     -----------------
08/01/99                       1                   $119,614.02                         0.28 %
09/01/99                       1                    $63,951.47                         0.15
07/01/00                       1                   $102,263.15                         0.24
08/01/00                       2                   $157,333.58                         0.36
09/01/00                       1                    $64,570.28                         0.15
10/01/00                       1                    $67,657.69                         0.16
12/01/00                       2                   $522,032.27                         1.21
01/01/01                       9                   $966,979.76                         2.24
02/01/01                      29                 $2,826,683.28                         6.55
03/01/01                      23                 $2,458,074.21                         5.69
04/01/01                      30                 $4,271,683.93                         9.89
05/01/01                       9                 $1,686,500.03                         3.91
01/01/02                      10                 $1,126,673.92                         2.61
02/01/02                      33                 $3,445,826.32                         7.98
03/01/02                      39                 $4,534,601.06                        10.50
04/01/02                      65                 $8,736,184.92                        20.23
05/01/02                      51                $12,034,655.21                        27.87
                              --                --------------                        -----
Totals                       307               $43,185,285.10                        100.00 %
                             ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 39
--------------------------------------------------------------------------------

                  MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

                                                                                 Percentage of Group II
                                                                                     Mortgage Loans
                             Number of Mortgage                                       by Aggregate
Range of Mortgage Rates (%)         Loans          Aggregate Principal Balance     Principal Balance
---------------------------         -----          ---------------------------     -----------------
 7.501 -  8.000                         8                 $1,825,416.39                  3.65 %
 8.001 -  8.500                        25                 $5,066,545.41                 10.13
 8.501 -  9.000                        35                 $4,873,272.40                  9.75
 9.001 -  9.500                        48                 $8,000,083.26                 16.00
 9.501 - 10.000                        82                $10,950,776.24                 21.90
10.001 - 10.500                        63                 $7,353,574.82                 14.71
10.501 - 11.000                        55                 $5,702,050.30                 11.40
11.001 - 11.500                        34                 $3,308,597.76                  6.62
11.501 - 12.000                        25                 $2,045,259.57                  4.09
12.001 - 12.500                        12                   $651,223.69                  1.30
12.501 - 13.000                         3                   $136,553.57                  0.27
13.001 - 13.500                         2                    $62,440.18                  0.12
14.001 - 14.500                         1                    $26,630.79                  0.05
                                        -                    ----------                  ----
Totals                                393               $50,002,424.38                 100.00 %
                                      ===               ==============                 ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 40
--------------------------------------------------------------------------------

                PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS

                                                                                        Percentage of Group II
                                                                                            Mortgage Loans
                                     Number of Mortgage                                      by Aggregate
   Range of Principal Balances ($)          Loans          Aggregate Principal Balance     Principal Balance
   -------------------------------          -----          ---------------------------     -----------------
 15,000.01  - 25,000.00                         3                    $74,843.14                 0.15 %
 25,000.01 -  50,000.00                        66                 $2,602,580.87                 5.20
 50,000.01 -  75,000.00                        81                 $5,044,850.36                10.09
 75,000.01 - 100,000.00                        57                 $4,978,927.13                 9.96
100,000.01 - 125,000.00                        54                 $5,968,024.78                11.94
125,000.01 - 150,000.00                        26                 $3,554,825.12                 7.11
150,000.01 - 175,000.00                        17                 $2,766,768.40                 5.53
175,000.01 - 200,000.00                        11                 $2,055,974.49                 4.11
200,000.01 - 225,000.00                         9                 $1,896,499.92                 3.79
225,000.01 - 250,000.00                        11                 $2,664,340.53                 5.33
250,000.01 - 275,000.00                        15                 $3,925,499.64                 7.85
275,000.01 - 300,000.00                        17                 $4,875,263.36                 9.75
300,000.01 - 325,000.00                         8                 $2,530,440.98                 5.06
325,000.01 - 350,000.00                         5                 $1,711,989.61                 3.42
350,000.01 - 375,000.00                         4                 $1,450,556.70                 2.90
375,000.01 - 400,000.00                         5                 $1,963,738.99                 3.93
425,000.01 - 450,000.00                         1                   $439,272.03                 0.88
475,000.01 - 500,000.00                         3                 $1,498,028.33                 3.00
                                                -                 -------------                 ----
Totals                                        393               $50,002,424.38                100.00 %
                                              ===               ==============                ======

               RISK CLASSIFICATIONS OF THE GROUP II MORTGAGE LOANS

                                                                       Percentage of Group II
                                                                           Mortgage Loans
                    Number of Mortgage                                       by Aggregate
Risk Classification        Loans          Aggregate Principal Balance     Principal Balance
-------------------        -----          ---------------------------     -----------------
A                          169                $25,603,765.09                       51.21 %
A-                          87                $11,805,390.03                       23.61
B                           82                 $8,329,061.15                       16.66
C                           39                 $3,116,746.77                        6.23
D                           16                 $1,147,461.34                        2.29
                            --                 -------------                        ----
Totals                     393               $50,002,424.38                       100.00 %
                           ===               ==============                       ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 41
--------------------------------------------------------------------------------

               LOAN TO VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

                                                                               Percentage of Group II
      Range of Loan-to-Value          Number of            Aggregate         Mortgage Loans by Aggregate      Weighted
    Ratios at Origination (%)       Mortgage Loans     Principal Balance          Principal Balance         Average LTV
    -------------------------       --------------     -----------------          -----------------         -----------
 15.01 -  20.00                              1                $59,784.93                     0.12 %             16.90 %
 25.01 -  30.00                              3               $181,578.54                     0.36               29.04
 30.01 -  35.00                              3               $114,822.74                     0.23               33.28
 35.01 -  40.00                              2               $209,606.54                     0.42               38.37
 40.01 -  45.00                              1                $67,396.98                     0.13               45.00
 45.01 -  50.00                              9               $399,644.35                     0.80               48.73
 50.01 -  55.00                              9               $462,720.74                     0.93               53.67
 55.01 -  60.00                             11               $920,448.68                     1.84               58.94
 60.01 -  65.00                             27             $2,671,891.27                     5.34               64.65
 65.01 -  70.00                             26             $2,408,934.67                     4.82               69.40
 70.01 -  75.00                             78            $10,516,778.89                    21.03               74.68
 75.01 -  80.00                            105            $16,138,761.27                    32.28               79.44
 80.01 -  85.00                             82            $10,795,366.55                    21.59               84.84
 85.01 -  90.00                             36             $5,054,688.23                    10.11               89.68
                                            --             -------------                    -----
Totals                                     393             $50,002,424.38                  100.00 %
                                           ===             ==============                  ======

           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS

                                                                             Percentage of Group II
                                                                                 Mortgage Loans
                          Number of Mortgage                                       by Aggregate
Remaining Term (months)          Loans          Aggregate Principal Balance     Principal Balance
-----------------------          -----          ---------------------------     -----------------
166 - 170                            1                    $58,561.89                  0.12 %
171 - 175                           12                 $1,172,246.95                  2.34
176 - 180                           35                 $2,015,077.21                  4.03
346 - 350                            6                   $429,966.44                  0.86
351 - 355                           95                 $9,779,562.73                 19.56
356                                 67                 $7,481,625.77                 14.96
357                                108                $14,361,673.67                 28.72
358                                 69                $14,703,709.72                 29.41
                                    --                --------------                 -----
Totals                             393               $50,002,424.38                 100.00 %
                                   ===               ==============                 ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 42
--------------------------------------------------------------------------------

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES
                         OF THE GROUP II MORTGAGE LOANS

                                                                          Percentage of Group II
                                                                              Mortgage Loans
                       Number of Mortgage                                       by Aggregate
      State                   Loans          Aggregate Principal Balance     Principal Balance
      -----                   -----          ---------------------------     -----------------
Alabama                          42                 $3,249,645.96                    6.50 %
Arizona                          29                 $3,538,878.73                    7.08
California                       66                $14,295,183.28                   28.59
Colorado                         32                 $4,595,513.05                    9.19
Delaware                          2                   $140,621.12                    0.28
District of Columbia              3                   $352,276.25                    0.70
Florida                          17                 $1,361,857.89                    2.72
Georgia                           4                   $904,558.72                    1.81
Idaho                            11                   $843,706.76                    1.69
Illinois                         20                 $2,057,473.12                    4.11
Indiana                          12                   $816,296.48                    1.63
Kansas                            1                    $87,213.14                    0.17
Louisiana                         1                    $33,677.99                    0.07
Maryland                         13                 $1,608,178.11                    3.22
Minnesota                         5                   $419,150.09                    0.84
Missouri                          9                 $1,229,791.48                    2.46
Nevada                            5                   $687,699.85                    1.38
New Mexico                        5                   $890,029.70                    1.78
New York                          1                    $42,932.58                    0.09
North Carolina                   10                   $824,944.92                    1.65
Ohio                             13                   $848,347.86                    1.70
Oregon                           31                 $4,327,958.15                    8.66
Tennessee                        10                   $585,457.38                    1.17
Texas                             5                   $683,592.91                    1.37
Utah                             13                 $1,606,515.62                    3.21
Virginia                          6                   $554,053.19                    1.11
Washington                       24                 $3,168,133.15                    6.34
West Virginia                     2                   $140,975.27                    0.28
Wyoming                           1                   $107,761.63                    0.22
                                  -                   -----------                    ----
Totals                          393               $50,002,424.38                   100.00 %
                                ===               ==============                   ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 43
--------------------------------------------------------------------------------

                    NUMBER OF MONTHS ELAPSED FROM THE DATE OF
                   ORIGINATION OF THE GROUP II MORTGAGE LOANS

                                                                    Percentage of Group II
                                                                        Mortgage Loans
                 Number of Mortgage                                       by Aggregate
Range of Months         Loans          Aggregate Principal Balance     Principal Balance
---------------         -----          ---------------------------     -----------------
    1                      1                   $62,056.66                     0.12 %
    2                     74               $14,964,729.14                    29.93
    3                    122               $15,151,285.01                    30.30
  4 -  11                195               $19,722,090.42                    39.44
 12 -  23                  1                  $102,263.15                     0.20
                           -                  -----------                     ----
Totals                   393               $50,002,424.38                   100.00 %
                         ===               ==============                   ======

   OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS

                                                                    Percentage of Group II
                                                                        Mortgage Loans
                 Number of Mortgage                                       by Aggregate
Occupancy Status        Loans          Aggregate Principal Balance     Principal Balance
----------------        -----          ---------------------------     -----------------
Investment               19                 $1,798,427.79                        3.60 %
Owner Occupied          371                $47,996,001.55                       95.99
Second Home               3                   $207,995.04                        0.42
                          -                   -----------                        ----
Totals                  393               $50,002,424.38                       100.00 %
                        ===               ==============                       ======

          TYPES OF MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS

                                                                      Percentage of Group II
                                                                          Mortgage Loans
                   Number of Mortgage                                       by Aggregate
Property Type             Loans          Aggregate Principal Balance     Principal Balance
-------------             -----          ---------------------------     -----------------
Condominium                  9                 $1,148,242.05                        2.30 %
Manufactured Homes          16                 $1,197,137.57                        2.39
Multi-Family Home           21                 $2,958,755.15                        5.92
Single Family Home         347                $44,698,289.61                       89.39
                           ---                --------------                       -----
Totals                     393               $50,002,424.38                       100.00 %
                           ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 5/24/99 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1999-1                              Page 44
--------------------------------------------------------------------------------


                 USE OF PROCEEDS OF THE GROUP II MORTGAGE LOANS

                                                                    Percentage of Group II
                                                                        Mortgage Loans
                 Number of Mortgage                                       by Aggregate
Use of Proceeds         Loans          Aggregate Principal Balance     Principal Balance
---------------         -----          ---------------------------     -----------------
Purchase                 128                $17,291,914.37                       34.58 %
Refi Cash Out            166                $19,100,811.03                       38.20
Refi Rate/Term            99                $13,609,698.98                       27.22
                          --                --------------                       -----
Totals                   393               $50,002,424.38                       100.00 %
                         ===               ==============                       ======

             PROGRAM CLASSIFICATIONS OF THE GROUP II MORTGAGE LOANS

                                                                           Percentage of Group II
                                                                               Mortgage Loans
                        Number of Mortgage                                       by Aggregate
Documentation                  Loans          Aggregate Principal Balance     Principal Balance
-------------                  -----          ---------------------------     -----------------
Alternate                        21                $3,169,662.34                         6.34 %
Full                            259               $33,597,144.31                        67.19
No Income Verification          113               $13,235,617.73                        26.47
                                ---               --------------                        -----
Totals                          393               $50,002,424.38                       100.00 %
                                ===               ==============                       ======

        PREPAYMENT PENALTIES WITH RESPECT TO THE GROUP II MORTGAGE LOANS

                                                                      Percentage of Group II
                                                                          Mortgage Loans
                   Number of Mortgage                                       by Aggregate
Prepayment Penalty        Loans          Aggregate Principal Balance     Principal Balance
------------------        -----          ---------------------------     -----------------
1 Year                       6                  $954,733.13                     1.91 %
2 Year                      56                $8,417,226.56                    16.83
3 Year                     320               $39,710,301.35                    79.42
5 Year                       7                  $717,689.02                     1.44
None                         4                  $202,474.32                     0.40
                             -                  -----------                     ----
Totals                     393               $50,002,424.38                   100.00 %
                           ===               ==============                   ======